UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 18, 2005

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                            Financial Statements and Exhibits

(c)           Exhibits

The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as exhibits thereto and are filed as part of this Report.

4.01                         Seventh Supplemental Indenture, dated as of January 18, 2005, between Lehman Brothers Holdings Inc. (the “Corporation”) and JPMorgan Chase Bank, N.A., as trustee.

4.02                         6.24% Subordinated Deferrable Interest Debenture due January 2054.

4.03                         Amended and Restated Declaration of Trust, dated as of January 18, 2005, among the Corporation, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Regular Trustees named therein.

4.04                         Certificate Evidencing the 6.24% Preferred Securities, Series N of Lehman Brothers Holdings Capital Trust VI.

4.05                         Guarantee Agreement, dated as of January 18, 2005, between the Corporation and JPMorgan Chase Bank, N.A., as trustee.

8.01                         Opinion and consent of Simpson Thacher & Bartlett LLP regarding certain tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

By:	/s/ Barrett S. DiPaolo
Barrett S. DiPaolo
Senior Vice President

Date:  January 18, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit

4.01	Seventh Supplemental Indenture, dated as of January 18, 2005, between Lehman Brothers Holdings Inc. (the “Corporation”) and JPMorgan Chase Bank, N.A., as trustee.

4.02	6.24% Subordinated Deferrable Interest Debenture due January 2054.

4.03

Amended and Restated Declaration of Trust, dated as of January 18, 2005, among the Corporation, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Regular Trustees named therein.

4.04	Certificate Evidencing the 6.24% Preferred Securities, Series N of Lehman Brothers Holdings Capital Trust VI.

4.05	Guarantee Agreement, dated as of January 18, 2005, between the Corporation and JPMorgan Chase Bank, N.A., as trustee.

8.01	Opinion and consent of Simpson Thacher & Bartlett LLP regarding certain tax matters.